UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2008

NORTH AMERICAN SCIENTIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26670	51-0366422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20200 Sunburst Street, Chatsworth, CA		91311
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 734-8600

Check the appropriate box below if the Form 8-K filing is intended to be simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e)           On December 31, 2008, North American Scientific, Inc. (the “Company”) entered into:

•	an Amendment to the Employment Agreement with John Rush, the Company’s President and Chief Executive Officer; and

•	an Amendment to the Offer Letter with Brett Scott, the Company’s Chief Financial Officer.

The foregoing amendments are referred to herein collectively as the “Amendments.”

The Company entered into the Amendments for the purpose of bringing the prior employment agreements between the Company and the above-named officers of the Company into compliance with the applicable provisions of Section 409A of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations issued thereunder. Section 409A governs nonqualified deferred compensation arrangements. Section 409A imposes penalties and additional tax on service providers (including employees and directors) if a nonqualified deferred compensation arrangement does not comply with its provisions.  Accordingly, the Amendments, among other things, clarify that any severance payments which are treated as nonqualified deferred compensation must be made upon a “separation of service” with the Company and that, subject to certain exceptions, such payments may be delayed for a period of six months if an officer is deemed to be a “specified employee” at the time of his or her termination of employment, and provide that certain payments to the officers, including expense reimbursements, will be made only at times permissible without triggering tax penalties under Section 409A.  The Amendments are not intended to, and do not, increase the compensation payable by the Company to the abovementioned officers.

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the full texts of the Amendments, copies of which are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
10.1	Amendment to the Employment Agreement, dated as of December 31, 2008, between Company and John Rush.
10.2	Amendment to the Offer Letter, dated as of December 31, 2008, between Company and Brett Scott.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH AMERICAN SCIENTIFIC, INC.

December 31, 2008	By:	/s/ John B. Rush
John B. Rush
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment to the Employment Agreement, dated as of December 31, 2008, between Company and John Rush.
10.2	Amendment to the Offer Letter, dated as of December 31, 2008, between Company and Brett Scott.